Exhibit 99.1

Modulating the Innate Immune System to Transform Inflammation - Driven Disease 1 Corporate Presentation March 2025 NASDAQ: INMB

Disclaimer 2 This presentation has been prepared by INmune Bio. Inc. (“INmune Bio” or the “Company”) solely for information purposes and does not constitute investment, legal, or medical advice. The Company makes no representation or warranty, express or implied, as to the accuracy, completeness, or timeliness of the information or opinions contained in this presentation, and no reliance should be placed on them. Readers should conduct their own independent evaluation. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any pricing, reimbursement, market size (TAM), revenue potential, and cost - of - goods (COGS) figures are illustrative, based on internal models and external sources believed to be reliable, and subject to significant uncertainties, including clinical outcomes, competitive dynamics, payer coverage and utilization management, health technology assessments, negotiated discounts/rebates, country - specific policies, and macroeconomic factors. Actual results may differ materially. This presentation contains data, estimates, and other information derived from third - party publications, databases, and reports. Although the Company believes these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other inherent limitations and uncertainties. The Company has not independently verified any of the data from third party sources referred to in this presentation and, accordingly, the accuracy and completeness of such data is not guaranteed. The Company does not assume any responsibility for the accuracy or completeness of this information or for any failure by any such other persons to disclose events which may have occurred or may affect the significance or accuracy of any such information but which are unknown to the Company. References to other products or companies are based on publicly available information as of the date of this presentation and may not be complete or current. Inclusion does not imply endorsement or direct comparability

3 FORWARD - LOOKING STATEMENTS This presentation contains “forward - looking statements” Forward - looking statements reflect our current view about future events. When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements. Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward – looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward - looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward - looking statements. Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors (including the “Risk Factors” contained in our most recent Annual Report on Form 10 - K and any other filings that we have made or may make with the SEC in the future), such as those relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results. Clinical trials are in early stages and there is no assurance that any specific outcome will be achieved. Any statements contained herein related to the development or commercialization of product candidates and other business and financial matters, including without limitation, trial results and data, including the results of the Phase 2 MINDFuL trial, the timing of key milestones, future plans or expectations for the treatment of XPro , and the prospects for receiving regulatory approval or commercializing or selling any product or drug candidates may constitute forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward - looking statements contained herein are based on current expectations but are subject to several risks and uncertainties. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward - looking statements because of these risks and uncertainties. CORDstrom , XPro1595 (XPro , pegipanermin), and INKmune® have either finished clinical trials, are still in clinical trials or are preparing to start clinical trials and have not been approved by the US Food and Drug Administration (FDA) or any regulatory body and there cannot be any assurance that they will be approved by the FDA or any regulatory body or that any specific results will be achieved. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company’s ability to produce more drug for clinical trials; the availability of substantial additional funding for the Company to continue its operations and to conduct research and development, clinical studies and future product commercialization; and, the Company’s business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10 - K, the Company’s Quarterly Reports on Form 10 - Q and the Company’s Current Reports on Form 8 - K. The Company assumes no obligation to update any forward - looking statements to reflect any event or circumstance that may arise after the date hereof.

4 Late - Stage Pipeline Across Inflammation s Immunology • • • • •

fiey Patents & Exclusivity Position CORDStrom TM International PCT Stage USPTO (ISA) Favorable Written Opinion on Patentability (all claims) - CoM - Formulation - MoT Nominal Patent Coverage thru 2045 Eligible for PTE up to +5years on approval XPro1595 TM International PCT Stage USPTO (ISA) Favorable Written Opinion on Patentability (all claims) - CoM - Formulation - MoT Nominal Patent Coverage thru 2045 Eligible for PTE up to +5years on approval US 11,365,229 B2 Expires 2033 - MoT (Neurologic Diseases) *additional patent properties issued/pending Eligible for Ref. Biol. Product Exclusivity (~12 years) 5 *additional patent properties pending Eligible for Ref. Biol. Product Exclusivity (~12 years) ODD Exclusivity (RDEB) ~7years

6

https:// www.youtube.com/live/Ids1WAe5Czo Summary: A De - Risfied, Scalable Asset for an Ultra - Rare Disease 7

8 https://academic.oup.com/ced/article/50/6/1125/7985666 https:// www.youtube.com/live/Ids1WAe5Czo The FDA acknowledges that reduction in Itch and Pain are valid clinical endpoints for RDEB, moving away from 'wound surface area' as the sole metric. Our Phase III data focus is optimized for this patient - centric regulatory reality. The Burden of RDEB is Systemic and Life - Limiting https:// www.youtube.com/live/Ids1WAe5Czo 9 CORDStrom : A Systemic Disease Requires a Systemic Solution

10 (Source: FDA PFDD Meeting) https:// www.youtube.com/live/Ids1WAe5Czo The Unmet Need: The “Itch - Pain” Cycle Drives Disease Progression

0 - 18 months 18 months - 10 years 10 - 20 years Over 20 years Squamous cell carcinoma The Progressive Nature of RDEB 18 Months to 10 Years: The Critical Therapeutic Window 11

1. Pain relief 2. Itch relief 3. Mental health children/YP 4. Impact of inflammation 5. GI issues e.g., dysphagia Prioritisation survey 865 members EB global community 2024 - Top 5 issues What Treatments do People Living with DEB Want Right Now? 12

Mission EB Phase III: Randomized, Placebo - Controlled Crossover Trial 13

Comprehensive Organ System Improvements ISCOREB Improvement Scores Period 1 at 3 and 6 months CORDStrom is potentially the first systemic therapy with itch and pain relief benefits as key differentiation factors in quality of life. Skin Eye Joint Mouth Site 10 5 0 - 5 15 20 Pain indicies CS 3m Placebo 3m CS 6m Placebo 6m Improvement Score 14

Comprehensive Organ System Improvements Itch Man 30 20 10 0 40 Itch Man Categorical mITT Patients affected % CORDStrom Placebo Severity level 2 = “Itch sometimes interferes with my activity” Severity level 3 = “Itches a lot and I find it difficult to be still and to concentrate” 15

Pain indicies 20 15 10 5 0 - 5 Skin Mouth Eye Joint Site CS 3m Placebo 3m CS 6m Placebo 6m Improvement Score Comprehensive Organ System Improvements iscorEB Improvement Scores Eating Bowel - 5 0 5 10 15 20 Gastrointestinal symptoms Site Improvement Score General Sleep Leisure School - 20 - 10 0 10 20 30 Wellbeing Hands Site Improvement Score 16

Pain indicies 20 15 10 5 0 - 5 Skin Mouth Eye Joint Site Placebo 3 m Placebo 6 m CS 3 m CS 6 m Improvement Score Comprehensive Sfiin Quality Improvements iscoreEB & EBDASI Improvement Scores Period 1 at 3 and 6 months CORDStrom is potentially the first systemic therapy with itch and pain relief benefits as key differentiation factors in quality of life. General Sleep Leisure School - 20 - 10 0 10 20 30 Wellbeing Hands Site Improvement Score - 50 0 50 100 iscorEB Skin Score Change from baseline (%) - 20 - 10 0 10 20 30 Placebo CORDStrom Number of patients 17 Clinician EBDASI Skin Score Incidence of improvement vs worsened

CORDStrom Mechanisms of Action – IDO/PGE2 to M1 to M2 Differentiation 0 10 20 30 40 Intracellular IDO Percentage expression (%) <20 CPD >20 CPD M 1 CORDStrom M 2 PGE2 IL - 13 TGF - b / VEGF / IGF - 1 / HGF / CCL13/17/18/22 ENHANCED WOUND HEALING Activates M2 C induces M2 migration to wounds Itch s Pain REDUCTION IL - 8 Enhances PMN activation INFECTION IDO Th2/17 IL - 6 TGF - b / VEGF / HGF 0 5000 10000 15000 20000 25000 0 50 100 150 200 Effect of CPD on cytokine synthesis 18 pg/ml pg/ml FGF1 FGF2 HGF VEGF IL - 8

19 CORDStrom Mechanisms of Action – IL - 31 Reduction 0 10 20 30 40 Intracellular IDO Percentage expression (%) <20 CPD >20 CPD 0 500000 1000000 0 20000 40000 60000 80000 MedFI (AU) CD 14 CD 73 CD 86 CD80 CD163 HLA - DR Monocyte differentiation in vitro HEALING M 1 CORDStrom M 2 PGE2 IL - 13 TGF - b / VEGF / IGF - 1 / HGF / CCL13/17/18/22 ENHANCED WOUND Activates M2 C induces M2 migration to wounds Itch s Pain REDUCTION IL - 8 Enhances PMN activation INFECTION IDO Th2/17 IL - 6 TGF - b / VEGF / HGF 0 5000 10000 15000 20000 25000 0 50 100 150 200 Effect of CPD on cytokine synthesis M0 M1 control M1 CS s/n M2 control pg/ml pg/ml FGF1 FGF2 HGF VEGF IL - 8

20 CORDStrom Mechanisms of Action – IL - 31 & TNF reduction – Itch and Pain Improved Placebo CPD <20 CPD >20 - 20 - 10 0 10 20 TNF - a In vivo Delta preRx Placebo CPD >20 - 200 - 100 0 100 200 HGF Delta preRx - 20 - 10 0 10 20 CPD <20 IL - 13 in vivo Delta preRx 0 10 20 30 40 Intracellular IDO Percentage expression (%) <20 CPD >20 CPD 0 500000 1000000 0 20000 40000 60000 80000 MedFI (AU) CD 14 CD 73 CD 86 CD80 CD163 HLA - DR Monocyte differentiation in vitro - 20 0 20 40 IscorEB Pain 3 months Itch Mouth Eye Joint Site CPD <20 3m CPD >20 3m Improvement Score 0 10 20 30 40 50 ISCOREB Gastrointestinal symptoms 3 months Eating Bowel Site Improvement Score - 20 0 20 40 60 General Sleep Movement Hands Leisure School Site ISCOREB Wellbeing 3 months Improvement Score HEALING M 1 CORDStrom M 2 PGE2 IL - 13 TGF - b / VEGF / IGF - 1 / HGF / CCL13/17/18/22 ENHANCED WOUND Activates M2 C induces M2 migration to wounds Itch s Pain REDUCTION IL - 8 Enhances PMN activation INFECTION IDO Th2/17 IL - 6 TGF - b / VEGF / HGF 0 5000 10000 15000 20000 25000 0 50 100 150 200 Effect of CPD on cytokine synthesis Placebo CPD <20 CPD >20 M0 M1 control M1 CS s/n M2 control pg/ml pg/ml FGF1 FGF2 HGF VEGF IL - 8

Why Historical MSC Development Failed: The Problem of Heterogeneity 21

The CORDStrom Solution: Engineered Homogeneity Through Identity Selection and Pooling 22

23 CMC Process in Place ~ 40 x 200M WCB Bags MCB WCB Scale out Scale up CORDStrom DP ~ 200 Doses (30 patients’ annual treatment) Test/select/pool

CORDStrom: The Path To Commercial Approval FDA = Food and Drug Administration; MHRA, EMA = regulatory agencies in UK and EU; ODD = Orphan Drug Designation; MAA = Market Authorization Application; BLA = Biologics Licensing Application; RPDD = Rare Pediatric Disease Designation *Estimated dates subject to change – See “Forward - Looking Statements” Dec 2024 Jan 2025 Dec 2025 Mar 2026 May 2026 June 2026 Q3 2026 Q4 2026 RPDD approved by FDA ODD approved by FDA Complete technology transfer to commercial manufacture (Catapult UK) PIP MHRA Type B meeting (pre - IND) response for “open label” trial Submit for Breakthrough designation in US Submit MAA to MHRA and EMA Submit BLA to FDA 24 Secondary Endpoints from MISSION EB for MAA submission: IscorEB, Itch, CHU - 9D, Clinician Skin Score F - 2 - F pre MAA meeting MHRA

CORDStrom : Rare Disease Therapy with Systemic Treatment Needs TAM = Total addressable market; Vyjuvek = Product of Krystal Biotech, Inc.; Filsuvez = Product of Chiesi Farmaceutici S.p.A.; Zevaskyn = Product of Abeona Therapeutics Inc. The TAM is an estimate based on internal assumptions and third - party sources, is a forward - looking statement and does not guarantee any future performance. Actual TAM may differ materially. See “Disclaimer” and “Forward - Looking Statements” Anticipated treatment schedule • One treatment (2 doses over 14 days) every 4 months: 3 Rx (6 doses)/yr • Anticipated Annual COG per treatment: $120 - 180K (scale dependent) Anticipated reimbursement per treatment: • CORDStrom as the only systemic treatment estimated ~$700,000 per year – Potential TAM $USD: – 2000 - 4000 RDEB cases - >$1.4bn annual turnover Competitive Positioning • VYJUVEK topical skin cream $750,000 per year = ~ $400m turn over 2025 Krystal Biotech ~$8b market cap • ZEVASKYN Coll7a gene - modified topical skin graft >$3m per treatment / per lesion • FILSUVEZ topical cream for skin lesions $27,000 per 15 tubes – 1 tube per lesion/Rx 25

• Beyond topical care : First - in - class systemic therapy addressing multi - organ pathology of RDEB • CORDStrom i.v. infusions significantly improve multiple SYSTEMIC symptoms of RDEB and improve clinical skin scores in a randomised, double blind, placebo - controlled trial • EBDASI C iscorEB skin scores • Itch • Multiple pain indices • Quality of life • Excellent safety profile : • all age groups • All patient disease severity groups • Commercial readiness : • scale - out and scale - up options • Clinician - friendly packaging and supply chain delivery • CMC locked • Potency assays validated • Regulatory engagement underway and on time INmune Bio is moving from a clinical development company to a commercial provider 26 CORDStrom RDEB Summary

When she has been getting ill she has just been recovering in the same time as her brother, normally illness affects her much more because it causes inflammation. We have just been able to cope with everything so much better and have lots of energy and I suppose life has felt normal I think it’s just been lovely to see him having energy and having an appetite , I suppose actually that’s the one thing we’ve noticed as well, she has put on weight Parent Quotes

Children’s Quotes It was less painful, when I itch it’s painful so obviously that’s not comfortable but I had less pain , my skin was less itchy , my hands were less hot and when they are hot I itch. That was not happening that much Normally it would hurt when I have a bath but lately it hasn’t been hurting

Ǫuote from a parent : “ If it makes only one per cent difference, then I’m happy to come whenever they call us for the trial because that one per cent isn’t a lot I know, maybe it’s nothing for somebody, but it’s a lot for him , one per cent less pain for him is one per cent more real life - that’s a lot” MISSION EB Team 2024

30 Approaching Alzheimer’s as an Immunologic Disease

31 Strong Evidence for anti - TNF to Treat Alzheimer’s Disease 1. Torres - Acosta N, et al. J Alzheimer’s Dis. 2020;78:619 – 626 8. Blasko et al. FASEB Journal. 1999, 13(1):63 - 68 2. Fillit H, et al. Neurosci Letters . 1991;129:318 - 320 9. Gorlovoy et al. FASEB Journal. 2009, 23(8):2502 - 2513 3. Tarkowski E, et al. J Clin Immunol. 1999, 19(4):223 - 230 10. Montgomery et al. Am Journal Pathology. 2013, 182(6):2285 - 2297 4. Dickson DW. J Neuropathol Exp. Neurol 1997;56:321 - 339 11. Janelsins et al. Am Journal Pathology. 2008, 173(6):1768 - 1782 5. Paganeli R, et al. Experimental Gerontology . 2002;37:257 - 263 12. Lee et al. Molecular Med Rep. 2014, 10(4):1869 - 1874 6. Parker et al. The Journals of Gerontology (2019) 74(3):283 13. He et al. J Cell Biol. 2007, 178(5):829 - 841 7. Lahiri et al. J Alzheimer’s Dis. 2003;5(2): 81 - 90 Evidence linking TNF to AD TNF inhibitors reduce risk of AD TNF causes AD pathology in animals TNF increases amyloid 7,8 and Tau 6 - 12 TNF causes cell loss and cognitive impairment 13 TNF increases with Age TNF levels increase beginning the 3 rd or 4 th decade of life and correlate with age 6 Anti - TNF therapies 1 reduce the risk of AD in humans by up to: 60% TNF increased in AD Patients Plasma and CSF TNF levels increased in AD patients 2,3 TNF co - localizes with amyloid plaques 4 TNF levels correlate with disease progression 5

32 Biomarfier Enrichment Rationale Matching drug biology to patient · Predictive enrichment using downstream indicators of TNF - driven biology Enrichment is predictive — identifying patients with TNF - driven disease biology most likely to benefit from XPro15S5. hypothesis - driven precision medicine. ADi = Alzheimer's Disease with Inflammation. Cutoffs: hsCRP >1.5 mg/L, ESR >10 mm/hr, HbA1c >6%, APOE ≥1 ε4 allele. Enrichment requires ≥2 of 4. References available upon request

MINDFuL Phase 2: Consistent Signal in ADi 6 - month RCT · N = 206 (XPro n=139, placebo n=67) · Primary: EMACC · ADi enrichment: ≥2 of 4 biomarkers Population 72 yrs median age · 51% female · 45% MCI 68.5% APOE4 carriers — highest ARIA risk population 75% amyloid positive — confirmed AD pathology 62.5% ADi population (≥2 inflammatory biomarkers) ADi = Alzheimer's Disease with Inflammation. Requires ≥2 of 4 biomarkers: hsCRP >1.5 mg/L, ESR >10 mm/hr, HbA1C >6%, or ≥1 APOE ε4 allele. Key Findings: ADi Enriched Population Endpoint Effect Size 33 Signal EMACC (primary) Cognitive composite d = 0.27 Clinically meaningful Cortical Disarray Gray matter (imaging) d = 0.32 Clinically meaningful NPI Total Score Neuropsychiatric symptoms d = 0.23 Clinically meaningful GFAP (plasma) Astrocyte reactivity d = 0.19 Directionally supportive pTau - 217 (plasma) Tau accumulation d = 0.18 Directionally supportive Goal Attainment Scale Patient - reported outcome d = 0.18 Directionally supportive ISRL Delayed recall / memory d = 0.16 Directionally supportive Dose - compliant analyses show increased effect sizes for NPI, pTau - 217, and GFAP — effects attributable to greater XPro1595 exposure Positive Cohen's d favors XPro1595. d ≥ 0.2 = small but clinically meaningful signal threshold; d < 0.2 = directionally supportive. Enriched mITT population (≥2 of 4 inflammatory biomarkers, n ≈ 100).

Differentiated Safety Profile No ARIA · Immune Function Preserved · SAEs Lower on Drug 0 ARIA Events Despite a high - risk population: 68.5% APOE4+ · 34% with microbleeds 27% on antithrombotics Placebo infection rates 2 î higher Direct evidence that XPro1595 preserves systemic immune function — selectively inhibits inflammatory TNF (sTNF) while preserving protective TNF (tmTNF) Serious & Severe AEs Lower on Drug Both serious and severe events were lower on XPro1595 than placebo. Severe events 3 п more common on placebo. Zero fatal events across 206 patients. ISR & Blinding Considerations ISR rates higher on drug (79%) — majority were mild and transient, characterized by an independent safety board as "more nuisance than safety." Blinding strategy addressed in Phase 3 design. 34 Safety profile supports Phase 3 advancement — predictable, manageable, with no unexpected signals

35 Phase 2b/3 Adaptive Trial Design — FDA Aligned End - of - Phase 2 Meeting Completed Q1 2026 FDA Alignment Enrichment ADi biomarker strategy endorsed Design Adaptive 2b/3 with decision gate accepted Endpoint CDR - SB as sole Phase 3 primary Exploratory Non - enriched cohort recommended Summary represents sponsor interpretation of FDA feedback.

36 CDR - SB Confidence: Why 18 Months Will Worfi EMACC detects subtle cognitive changes - CDR - SB measures the consequences. The Confidence Bridge: In external AD cohorts, correlation between cognitive composites and CDR - SB strengthens over time: r = 0.41 (early) → r = 0.65 (18 months). Cognition precedes function — the same temporal pattern seen in lecanemab and donanemab. Phase 2b: 3 more months + 3 п sample → more time for placebo decline Anti - amyloid precedent: CDR - SB separation emerged at 18 months We have the early signal. Now we need the time.

37 EMACC Captures What CDR - SB Will Confirm Conceptual Framework — Not Derived from Trial Data CDR - SB captures functional consequences later – lagging indicator and registrational endpoint Conceptual framework. Curves are illustrative — not derived from trial data. EMACC captures subtle cognitive change early — the leading indicator.

XPro1595 Path to Execution 38 o Staged Investment: The Phase 2b/3 design stages the capital commitment. The Phase 2b serves as a de - risking milestone with a built - in go/no - go decision before full Phase 3 expenditure. o Partnership Strategy: With all this data in hand, we will run a structured global process to identify a strategic partner for the registration program. This will likely include assistance from a third - party advisory firm. o Capital Markets: As catalysts mature across our pipeline, including CORDStrom, we expect improved access to capital markets on favorable terms. o CORDStrom Optionality: A successful CORDStrom program generates both revenue potential and a Priority Review Voucher, either of which strengthens our financial position for XPro development. o Advancing Now: Protocol development is underway. CMC scale - up planning has been initiated. Site feasibility assessments are in process. Our intent is to be clinic - ready in 2027.

INmune Bio Strategy 39

Appendix 40 INmune Bio Inc. 225 NE Mizner Blvd. Ste. 640 Boca Raton, FL 33432 (561) 710 - 0512 info@inmunebio.com INMB (Nasdaq)

Milestones in 2026 – 2027* CORDStrom / Rare Disease Pre - MAA Doc Submitted (UK) MAA Submission (UK) BLA s MAA Submission (US/EU) Approval Expected (UK,EU,US) XPro1595 / Neuro End - of - Phase - 2 Meeting Completed Protocol Submitted Phase 2b/3 Ready (Assuming Funding) 41

• Cutis aplasia - months to heal • Wounds heal • Weight gain satisfactory • Relatively stable period Phase 1: 0 to 18 months

Phase 2: 18 months to 10 years • Wound burden C skin colonization advances • Wounds heal within 21 days • They are recurrent C reoccurring wounds but not chronic • First signs of internal involvement • inflammatory markers elevated • weight faltering • the onset of anaemia • first signs of oesophageal involvement and scaring

Phase 1 and 2 • Window of opportunity for anti - inflammatory therapy such as CORDStrom for systemic disease pathology Therapeutic Requirements: Anti - inflammatory cytokines Reprogramming pro - inflammatory macrophages (M1) to anti - inflammatory (M2)

Phase 3: 10 to 20 years • Skin involvement continues to increase • chronic wounds over 21 days • bacterial colonisation • multiple co morbidities • Dramatic reduction in the ability to heal Therapeutic Requirements: Wound healing cytokines Increased innate immune activity against bacteria/fungi

Phase 3: 10 to 20 years • Massive levels of chronic inflammation • affects 4 major pathways Therapeutic Requirements: Wound healing cytokines Increased innate immune activity against bacteria/fungi

Phase 4: From 20 years onwards • Steady progression of the severity • Chronic wounds very rarely heal Therapeutic Requirements: Symptom control

Phase 4: From 20 years onwards • Patients are at high risk for developing squamous cell carcinoma, a life threatening complication of severe RDEB • Tumors are usually well differentiated and rapidly - growing, often on the extremities with a median survival of 2.4 years for this EB subtype • Anti - inflammatory and antifibrotic therapies are now unlikely to help much Therapeutic Requirements: Symptom control

XPro15G5 Peer - Reviewed Publications: Breadth of Scientific Validation More Than A Decade of Research Excellence XPro1595's therapeutic potential has been rigorously validated across more than 90 peer - reviewed publications spanning 24 therapeutic areas, 2 dozen independent laboratories, and 3 continents. This extensive body of evidence demonstrates consistent neuroprotective, anti - inflammatory, and disease - modifying effects across diverse pathologies. (See appendix)

Cytokines are not informative biomarkers of chronic inflammation (Immune Dysfunction) Adapted from PMID: 27SS45S1 and 18c7321S 50

Capturing Stability: from Minutes to Lifelong Predisposition 51

53 Reduces Misclassification Risk Built - in redundancy ensures that failure of a single assay or transient suppression of an individual biomarker is less likely to incorrectly exclude a truly TNF - responsive patient. Accommodates Biological Heterogeneity The design identifies patients with TNF - driven disease regardless of the specific biological manifestation. Patients may qualify through different combinations of genetic, metabolic, acute, and chronic biomarkers, allowing for 11 distinct qualifying biomarker combinations. Captures Multidimensionality TNF signaling exerts pleiotropic effects across multiple biological domains, including genetic susceptibility, metabolic state, acute inflammatory activity, and chronic inflammatory burden. The composite framework integrates signals across these axes rather than relying on a single biological dimension. Requiring positivity on at least two independent biomarkers substantially increases specificity for TNF - driven biology and reduces misclassification arising from single - marker noise or non - TNF - related inflammatory processes. The "≥2 of 4" Composite Design: High - Confidence Identification of a TNF - Driven Phenotype

54 XPro1595: Dominant - negative proteins see Steed et al., Science , 301, 2003 XPro1595 is identical to the human soluble TNF monomer with the exception of mutations in the receptor binding domain and another for pegylation. Dominant - Negative in genetics: "A mutation producing a rogue protein that interferes with the function of the native protein."

Normal Soluble TNF activity solTNF monomers form active heterotrimers that bind to TNF receptor. Each monomer in the trimer contacts one TNFR subunit 55

XPro1595 MOA 56

XPro1595 is neuroprotective Normal E t a n e r ce p t 57 Anti - inflammatory AND immunosuppressive Cuprizone (Model of Multiple Sclerosis) Exacerbated demyelination XPro1595 Anti - inflammatory NOT immunosuppressive Remyelination Adapted from: Karamita et al., 2017